                                                                     Exhibit 24


                               POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS:

                  That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, L. Frederick Gieg, Jr. and Timothy G. Rupert, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-3 to be filed with the Securities and Exchange Commission in connection with the offering of Common Stock of RMI Titanium Company pursuant to transferable rights to be issued by RMI Titanium Company pro rata to the holders of its Common Stock, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder.

                  IN WITNESS WHEREOF, I have hereunto set my hand and seal this 22nd day of March, 1994.


                                                     /s/ Craig R. Anderson
                                                    -------------------------
                                                        Craig R. Anderson

                               POWER OF ATTORNEY





         KNOW ALL MEN BY THESE PRESENTS:

                  That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, L. Frederick Gieg, Jr. and Timothy G. Rupert, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-3 to be filed with the Securities and Exchange Commission in connection with the offering of Common Stock of RMI Titanium Company pursuant to transferable rights to be issued by RMI Titanium Company pro rata to the holders of its Common Stock, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder.

                  IN WITNESS WHEREOF, I have hereunto set my hand and seal this 25 day of March, 1994.



                                                      /s/ Neil A. Armstrong
                                                    -------------------------
                                                        Neil A. Armstrong

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

                  That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, L. Frederick Gieg, Jr. and Timothy G. Rupert, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-3 to be filed with the Securities and Exchange Commission in connection with the offering of Common Stock of RMI Titanium Company pursuant to transferable rights to be issued by RMI Titanium Company pro rata to the holders of its Common Stock, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder.

                  IN WITNESS WHEREOF, I have hereunto set my hand and seal this 23rd day of March, 1994.



                                                      /s/ Charles C. Gedeon
                                                    -------------------------
                                                         Charles C. Gedeon

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

                  That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, L. Frederick Gieg, Jr. and Timothy G. Rupert, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-3 to be filed with the Securities and Exchange Commission in connection with the offering of Common Stock of RMI Titanium Company pursuant to transferable rights to be issued by RMI Titanium Company pro rata to the holders of its Common Stock, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder.

                  IN WITNESS WHEREOF, I have hereunto set my hand and seal this 23rd day of March,1994.


                                                    /s/ L. Frederick Gieg, Jr.
                                                    -------------------------
                                                       L. Frederick Gieg, Jr.

                               POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS:

                  That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, L. Frederick Gieg, Jr. and Timothy G. Rupert, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-3 to be filed with the Securities and Exchange Commission in connection with the offering of Common Stock of RMI Titanium Company pursuant to transferable rights to be issued by RMI Titanium Company pro rata to the holders of its Common Stock, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder.

                  IN WITNESS WHEREOF, I have hereunto set my hand and seal this 22nd day of March, 1994.


                                                      /s/ Robert M. Hernandez
                                                     -------------------------
                                                          Robert M. Hernandez

                               POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS:

                  That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, L. Frederick Gieg, Jr. and Timothy G. Rupert, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-3 to be filed with the Securities and Exchange Commission in connection with the offering of Common Stock of RMI Titanium Company pursuant to transferable rights to be issued by RMI Titanium Company pro rata to the holders of its Common Stock, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder.

                  IN WITNESS WHEREOF, I have hereunto set my hand and seal this 23rd day of March, 1994.



                                                    /s/ Dan F. Huebner
                                                   -------------------------
                                                        Dan F. Huebner

                               POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS:

                  That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, L. Frederick Gieg, Jr. and Timothy G. Rupert, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-3 to be filed with the Securities and Exchange Commission in connection with the offering of Common Stock of RMI Titanium Company pursuant to transferable rights to be issued by RMI Titanium Company pro rata to the holders of its Common Stock, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder.

                  IN WITNESS WHEREOF, I have hereunto set my hand and seal this 22nd day of March, 1994.




                                                       /s/ William E. Lewellen
                                                      -------------------------
                                                           William E. Lewellen

                                   POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

                  That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, L. Frederick Gieg, Jr. and Timothy G. Rupert, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-3 to be filed with the Securities and Exchange Commission in connection with the offering of Common Stock of RMI Titanium Company pursuant to transferable rights to be issued by RMI Titanium Company pro rata to the holders of its Common Stock, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder.

                  IN WITNESS WHEREOF, I have hereunto set my hand and seal this 29th day of March, 1994.




                                                     /s/ Louis A. Valli
                                                 -------------------------
                                                       Louis A. Valli

                               POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS:

                  That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, L. Frederick Gieg, Jr. and Timothy G. Rupert, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-3 to be filed with the Securities and Exchange Commission in connection with the offering of Common Stock of RMI Titanium Company pursuant to transferable rights to be issued by RMI Titanium Company pro rata to the holders of its Common Stock, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder.

                  IN WITNESS WHEREOF, I have hereunto set my hand and seal this 22nd day of March, 1994.



                                                /s/ Wesley W. von Schack
                                                -------------------------
                                                  Wesley W. von Schack